Exhibit (10)

ECOLAB INC.

INCREASE OF COMMITMENTS AGREEMENT

This Increase of Commitments Agreement (this “Agreement”) is dated as of October 29, 2007 and entered into by and among Ecolab Inc., a Delaware corporation (the “Company”), the financial institutions which are increasing their Commitments as set forth on Schedule A attached hereto (the “Increasing Banks”), and Citibank, N.A., as agent for the Banks and the Issuing Banks (the “Agent”), and is made with reference to that certain Multicurrency Credit Agreement, dated as of September 29, 1993, as amended and restated as of June 1, 2006, by and among the Company, the Banks named therein, the Issuing Banks named therein, the Agent, Citibank International plc, as “Euro-Agent”, and JPMorgan Chase Bank, N.A., as “Syndication Agent” thereunder (as amended, restated, supplemented, or otherwise modified from time to time the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

PRELIMINARY STATEMENT

A.                                    The Credit Agreement provides that the Company may request the Total Commitment under the Credit Agreement be increased by an amount up to $150,000,000 in the aggregate for all such increases during the term of the Credit Agreement, such increases not to be made more than three (3) times during the term of the Credit Agreement.

B.                                      The Company has submitted a request to increase the Total Commitment by $150,000,000.

C.                                      The Increasing Banks are willing to increase their Commitments pursuant to the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                             INCREASE OF COMMITMENTS

Pursuant to Section 2.05 of the Credit Agreement, each of the Increasing Banks hereby agrees to increase its Commitment to the amount set forth opposite its name in Schedule A attached hereto.

Section 2.                                             COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce the Increasing Banks to enter into this Agreement, the Company represents and warrants to each Increasing Bank that the following statements are true, correct and complete on and as of the Commitment Increase Date (as hereinafter defined):

A.                                    The execution, delivery and performance by the Company of this Agreement are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Company’s restated certificate of incorporation or by-laws or (ii) any law or material contractual restriction binding on the Company.

B.                                      No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Agreement, except any such approvals, notices, actions or filings which have already been made, obtained or given.

C.                                      This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general principles of equity.

D.                                     The representations and warranties contained in Article IV of the Credit Agreement are true, correct and complete in all material respects on and as of the Commitment Increase Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Section 3.                                             CONDITIONS TO EFFECTIVENESS

The increase in Commitments by the Increasing Banks referred to in Section 1 of this Agreement shall become effective only upon the satisfaction on or prior to October 29, 2007 of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Commitment Increase Date”):

A.                                    The Agent shall have received executed counterparts of this Agreement, duly executed and delivered on behalf of each of the Agent, the Company and the Increasing Banks.

B.                                      The Agent shall have received a Certificate of the Secretary or an Assistant Secretary of the Company dated the Commitment Increase Date as to (i) the resolution of the Board of Directors of the Company authorizing this Agreement, and (ii) the incumbency and signatures of the person authorized to execute and deliver this Agreement.

C.                                      The Agent shall have received an opinion of counsel, which may be the General Counsel or an Associate General Counsel for the Company, with respect to the matters set forth in subsections 2 (A), (B) and (C) above, which opinion may include, as applicable, the qualifications, limitations and assumptions included in the Form of Opinion of General Counsel to the Company attached as Exhibit E to the Credit

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Agreement and the Form of Opinion of Special Counsel to the Company attached as Exhibit F to the Credit Agreement.

Section 4.                                             MISCELLANEOUS

A.                                    Reference to and effect on the Credit Agreement.

(i)                                      On and after the Commitment Increase Date, each reference in the Credit Agreement, the Notes or any Local Currency Addendum to the “Banks”, “Commitments”, “Total Commitment” or words of like import shall mean and be a reference to the terms Banks, Commitments and Total Commitment as amended by this Agreement.

(ii)                                   Except as specifically amended by this Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(iii)                                The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any Local Currency Addendum.

B.                                      Fees and Expenses. The Company acknowledges that all reasonable costs, fees and out-of-pocket expenses incurred by the Agent and its counsel with respect to the preparation, execution, delivery, administration, modification and amendment of this Agreement and the documents and transactions contemplated hereby shall be for the account of the Company.

C.                                      Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

D.                                     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

E.                                       Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ECOLAB INC.

By:	/s/ John J. Corkrean
Name:	John J. Corkrean
Title:	Vice President and Treasurer

CITIBANK, N.A., as an Increasing Bank and as Agent

By:	/s/ Kevin Ege
Name:	Kevin Ege
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as an Increasing Bank

By:	/s/ Barbara R. Marks
Name:	Barbara R. Marks
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLAND BRANCH, as an Increasing Bank

By:	/s/ Karl Studer
Name:	Karl Studer
Title:	Director

By:	/s/ Petra Jaek
Name:	Petra Jaek
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Bank

By:	/s/ Allison S. Gelfman
Name:	Allison S. Gelfman
Title:	Vice President and Senior Banker

ABN AMRO BANK N.V., as an Increasing Bank

By:	/s/ Michele R. Costello
Name:	Michele R. Costello
Title:	Director

By:	/s/ Marc Brondyke
Name:	Marc Brondyke
Title:	Associate

BANK OF AMERICA, N.A., as an Increasing Bank

By:	/s/ Phillip J. Lynch
Name:	Phillip J. Lynch
Title:	Vice President

BARCLAYS BANK PLC, as an Increasing Bank

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

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SCHEDULE A

Increasing Banks

Bank	Commitment Increase	New Commitment Total
Citibank, N.A.	$25,000,000.00	$100,000,000.00
JPMorgan Chase Bank, N.A.	$25,000,000.00	$100,000,000.00
Credit Suisse, Cayman Islands Branch	$20,000,000.00	$80,000,000.00
Wells Fargo Bank, National Association	$20,000,000.00	$80,000,000.00
Bank of America, N.A.	$23,333,333.33	$63,333,333.33
Barclays Bank PLC	$23,333,333.33	$63,333.333.33
Wachovia Bank, National Association	$-0-	$60,000,000.00
ABN AMRO Bank N.A.	$13,333,333.33	$53,333,333.34
TOTAL:	$150,000,000.00	$600,000,000.00

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